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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                January 25, 1999
                Date of Report (Date of Earliest Event Reported)


                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
  (as Depositor under the Pooling and Servicing Agreement, dated June 1, 1998, providing for the Issuance of the American Residential Home Equity Loan Trust
                   Asset-Backed Certificates, Series 1998-1)


                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
                   ------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


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
                   Delaware                                333-49015-01                         13-3836437
                   --------                                ------------                         ----------
(State or Other Jurisdiction of Incorporation)       (Commission File Number)        (I.R.S. Employer Identification No.)
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                    245 Park Avenue, New York, New York 10167
                    -----------------------------------------
                    (Address of Principal Executive Offices)



                                 (212) 272-4095
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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                           INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.        OTHER EVENTS

               On June 1, 1998, Bear Stearns Asset Backed Securities, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor; American Residential Holdings, Inc., as seller (the "Seller"); Countrywide Home Loans, Inc., as master servicer (the "Master Servicer"); and Bankers Trust Company of California, N.A, as trustee (the "Trustee"), providing for the issuance of the American Residential Home Equity Loan Trust Asset-Backed Certificates, Series 1998-1 (the "Certificates").

               The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).     Exhibits
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
               10.1 Monthly Payment Date Statement distributed to Certificateholders, dated January 25, 1999.
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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 18, 1999


                                                   BEAR STEARNS ASSET BACKED
                                                   SECURITIES, INC.


                                                   By: /s/ JONATHAN LIEBERMAN
                                                       -------------------------
                                                       Jonathan Lieberman
                                                       Vice President



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                                  EXHIBIT INDEX

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Exhibit Number                                                                     Page Number
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
10.1    Monthly Payment Date Statement distributed to Certificateholders, dated
        January 25, 1999................................................................ 5
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